UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 28, 2022

WEX Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street, Portland, Maine	04101
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

On April 28, 2022, WEX Inc. (the “Company”) issued a news release announcing its first-quarter 2022 results.  A copy of the release is attached as Exhibit 99.1 and is incorporated by reference herein in its entirety.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated into it by reference.

Item 7.01 Regulation FD Disclosure.

The Company is furnishing under this Item 7.01, a copy of a slide deck presentation to be made available in conjunction with the Company’s earnings call, on April 28, 2022, for the three months ended March 31, 2022. The presentation is incorporated by reference with this Form 8-K and has also been posted to the Company’s website. All information in Exhibit 99.2 is presented as of the particular date or dates referenced in it, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

The information in this item, including Exhibit 99.2, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section. Furthermore, the information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c)  See attached Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release of WEX Inc. dated April 28, 2022

99.2	Investor Earnings Call Slide Deck Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date: April 28, 2022	By:	/s/ Jennifer Kimball
Jennifer Kimball
Interim Chief Financial Officer and Chief Accounting Officer